Joint ventures and associated companies	12 Months Ended
Oct. 31, 2018
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Joint ventures and associated companies
Note 11 Joint ventures and associated companies

The following table summarizes the carrying value of our interests in joint ventures and associated companies accounted for under the equity method as well as our share of the income of those entities.

	Joint ventures		Associated companies
	As at and for the year ended
(Millions of Canadian dollars)	October 31 2018	October 31 2017	October 31 2018	October 31 2017
Carrying amount	$165	$164	$521	$526
Share of:
Net income	113	328	(92)	7
Other comprehensive income	–	(8)	–	–
	$113	$320	$(92)	$7

We do not have any joint ventures or associated companies that are individually material to our financial results.

During the year ended October 31, 2018, we recognized impairment losses of $12 million with respect to our interests in joint ventures and associated companies (October 31, 2017 – impairment losses of $4 million).

Certain of our subsidiaries, joint ventures and associates are subject to regulatory requirements of the jurisdictions in which they operate. When these subsidiaries, joint ventures and associates are subject to such requirements, they may be restricted from transferring to us our share of their assets in the form of cash dividends, loans or advances. As at October 31, 2018, restricted net assets of these subsidiaries, joint ventures and associates were $33.9 billion (October 31, 2017 – $29.4 billion).